UNITED STATES

SECURITIES EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

WCI Communities, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WCI COMMUNITIES, INC. 24301 WALDEN CENTER DRIVE

BONITA SPRINGS, FLORIDA 34134

SUPPLEMENT TO PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 30, 2007

To Our Shareholders:

You are cordially invited to attend the reconvened 2007 Annual Meeting of Shareholders of WCI Communities, Inc. (the “Company” or “WCI”). As you may know, on June 12, 2007, WCI announced its intention to adjourn the 2007 Annual Meeting to 10:00 a.m. (EDT) on Thursday, August 30, 2007 which will be held at the Hyatt Regency Coconut Point, 5001 Coconut Road, Bonita Springs, Florida.

This is to inform you that the Company has entered into a settlement agreement with Icahn Partners LP, Icahn Partners Master Fund LP, and High River Limited Partnership (collectively, the “Icahn Parties”) that enables us to avoid a costly proxy contest at the 2007 Annual Meeting of Shareholders. The agreement, which is summarized in the accompanying Supplement to the Company’s Proxy Statement, will enable the WCI Board of Directors and management to continue to focus their full attention on operating the business and maximizing the value of the Company for all WCI shareholders.

The WCI Board of Directors and the Icahn Parties jointly support the slate of nominees described in the Supplement and encourage you to vote “FOR” the election of each of the nominees for director.

Your vote is very important. To be sure that your shares are properly represented at the Company’s 2007 Annual Meeting, whether you attend in person or not, the WCI Board of Directors recommends that you read the accompanying materials, vote, sign, date and promptly return the enclosed BLUE proxy card in the postage-paid envelope provided. You may also submit a proxy by Internet or be telephone by following the directions on the BLUE proxy card. If your shares are held in the name of a bank, broker or other holder of record, please follow their procedures as described on the enclosed BLUE voting form.

If you desire to vote in accordance with management’s recommendations, you do not need to mark your vote on the proxy card, but need only sign, date and return the BLUE proxy card in the enclosed postage-paid envelope.

Thank you for your continuing support.

Sincerely,

/s/    Jerry L. Starkey

Jerry L. Starkey

President and Chief Executive Officer

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, YOUR VOTE IS IMPORTANT TO US. PLEASE BE SURE YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING BY SUBMITTING A PROXY BY INTERNET OR BY TELEPHONE, OR BY SIGNING, DATING AND RETURNING YOUR BLUE PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

PLEASE NOTE THAT ANY WHITE OR GOLD PROXY WHICH YOU MAY HAVE PREVIOUSLY SUBMITTED (OTHER THAN THE BLUE PROXY CARD ENCLOSED HEREIN) WILL NOT BE VOTED AT THE ANNUAL MEETING. ACCORDINGLY IT IS VERY IMPORTANT THAT YOU SIGN, DATE, AND RETURN THE ENCLOSED BLUE PROXY CARD OR SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE. IN ADDITION, VOTES THAT YOU MAY HAVE PREVIOUSLY AUTHORIZED TO BE CAST ON YOUR BEHALF BY TELEPHONE OR THE INTERNET WILL NOT BE CAST. YOU MAY VOTE AGAIN BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS IN THE ACCOMPANYING PROXY STATEMENT SUPPLEMENT.

If you have any questions, require assistance with voting your shares,

or need additional copies of the company’s proxy materials,

please call the company’s proxy solicitor:

INNISFREE M&A INCORPORATED

SHAREHOLDERS CALL TOLL-FREE AT: (888) 750-5834

BANKS AND BROKERS CALL COLLECT AT: (212) 750-5833

WCI COMMUNITIES, INC.

24301 WALDEN CENTER DRIVE

BONITA SPRINGS, FLORIDA 34134

SUPPLEMENT TO PROXY STATEMENT

This supplement (the “Supplement”) supplements and amends the Proxy Statement dated April 30, 2007 (the “Proxy Statement”) of WCI Communities, Inc. (the “Company”) furnished to shareholders in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of the Company for use at the reconvened 2007 Annual Meeting of Shareholders (the “2007 Annual Meeting”) to be held on Thursday, August 30, 2007, at the Hyatt Regency Coconut Point, 5001 Coconut Road, Bonita Springs, Florida, at 10:00 a.m. (EDT). The record date for the determination of the holders of common stock of the Company who are entitled to notice of and to vote at the Annual Meeting is April 30, 2007, which is the same record date specified in the Proxy Statement.

This Supplement, which should be read in conjunction with the Proxy Statement, is first being furnished to shareholders of the Company on or about August 21, 2007.

On August 20, 2007, the Company entered into a settlement agreement (the “Agreement”) with Icahn Partners LP, Icahn Partners Master Fund LP and High River Limited Partnership (the “Icahn Parties”). Under the Agreement, the Board has agreed to nominate a new slate of nominees for election as directors, described below (the “Nominees”) and affiliates of the Icahn Parties terminated their solicitation of proxies in support of ten Board nominees who had previously been nominated by affiliates of the Icahn Parties.

The BLUE proxy card enclosed with this Supplement differs from the white proxy card previously furnished to you with the Proxy Statement. The enclosed BLUE proxy card includes the names of all of the Nominees for election as a director at the 2007 Annual Meeting. If you wish to vote, please submit the enclosed BLUE proxy card enclosed.

The Board recommends that you vote FOR each of the Nominees for election as a director on the enclosed BLUE proxy card.

In addition, shareholders are being asked to vote at the 2007 Annual Meeting FOR the ratification of the appointment of the appointment of Ernst & Young LLP as independent registered public accounting firm for 2007 as more fully described in the Proxy Statement.

The Board of Directors does not intend to bring before the 2007 Annual Meeting any matters other than those specifically described above, and knows of no matters to come before the 2007 Annual Meeting. If any other matters or motions properly come before the 2007 Annual Meeting, it is the intention of the persons named in the BLUE proxy card to vote such proxy in accordance with their judgment on such matters or motions, including any matters concerning the conduct of the 2007 Annual Meeting.

Shareholders are urged to sign, date and return the BLUE proxy card in the envelope provided, or follow the instructions on your BLUE proxy card for submitting a proxy by Internet or by telephone. If your shares are held in the name of a bank, broker or other holder of record, please follow their procedures as described on the enclosed BLUE voting form. Returning the enclosed proxy or submitting a proxy electronically through the Internet or by telephone does not preclude a shareholder from voting in person. A BLUE proxy may be revoked at any time prior to its exercise by sending notice of revocation in writing to Vivien N. Hastings, Corporate Secretary, WCI Communities, Inc., 24301 Walden Center Drive, Bonita Springs, Florida 34134, by presenting to WCI a later-dated BLUE proxy card executed by the person who executed the prior proxy card, by submitting a proxy again electronically through the Internet or by telephone, or by attending the 2007 Annual Meeting and voting in person. If you have already voted electronically through the Internet or by telephone, you may vote again, by using the same procedures (in which case your later submitted vote will be recorded and your earlier vote with regard to the BLUE proxy card will be revoked) by returning an executed BLUE proxy card by mail, or by attending the 2007 Annual Meeting and voting in person. Please note that any white or gold proxy which you may have previously submitted (other than the BLUE proxy card enclosed herein) will not be voted at the annual meeting.

If you have already voted electronically through the Internet or by telephone, you may vote again, by using the same procedures (in which case your later submitted vote will be recorded and your earlier vote with regard to the BLUE proxy card will be revoked) by returning an executed BLUE proxy card by mail, submitting a proxy by Internet or by telephone, or by attending the 2007 Annual Meeting and voting in person.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE 2007 ANNUAL MEETING IN PERSON.

Background

On February 16, 2007, affiliates of the Icahn Parties sent notice to the Company of their intention to nominate a competing slate of ten individuals to stand for election as directors of WCI. On April 18, 2007 affiliates of the Icahn Parties filed a preliminary proxy statement with the U.S. Securities and Exchange Commission (“SEC”), indicating their intention to solicit proxies in favor of electing their director nominees. On April 30, 2007, affiliates of the Icahn Parties filed a definitive proxy statement with the SEC, soliciting proxies in favor of electing their nominees.

Settlement Agreement

On August 20, 2007, the Company and the Icahn Parties entered into an Agreement with respect to the election of directors for the 2007 Annual Meeting, the 2008 Annual Meeting of Shareholders (the “2008 Annual Meeting”) and certain other related matters.

Pursuant to the terms of the Agreement, the Board will be decreased from ten to nine members immediately prior to the 2007 Annual Meeting and the Board has nominated a slate of directors for election at the 2007 Annual Meeting consisting of Don E. Ackerman, Charles E. Cobb and Hilliard M. Eure, III (the “Incumbent Nominees”), Carl C. Icahn, Keith Meister and David Schechter (the “Icahn Nominees”) and Craig W. Thomas, Nick Graziano and Jonathan R. Macey (the “Other Stockholders Nominees”, and together with the Incumbent Nominees and the Icahn Nominees, the “Company Nominees”). Each of the Icahn Parties has agreed (i) to vote in favor of such nominees at the 2007 Annual Meeting and (ii) to vote in favor of the Incumbent Nominees, or any replacement directors approved by the Incumbent Nominees, at the 2008 Annual Meeting. The Company and the Icahn Parties have further agreed that at least one Incumbent Nominee will serve on each Committee of the Board (other than the Icahn Nominating Committee and the Other Stockholders Nominating Committee, each as defined in the Agreement).

Pursuant to the terms of the Agreement, from and after the date of the Agreement until the completion of the 2007 Annual Meeting, the Company shall take no other action to (i) otherwise change the size (whether by increase or decrease) of the Board, other than as contemplated in the Agreement, (ii) amend, in any respect, the certificate of incorporation or bylaws of the Company, other than as contemplated in the Agreement, (iii) issue any of its securities to any person, other than pursuant to the Company’s employee benefits and/or incentive plans or agreements existing as of the date of the Agreement, in each case, in the ordinary course of business and consistent with past practice, (iv) make any change to its capital structure, (v) amend the Company’s Rights Agreement, dated as of January 30, 2007, with Computershare Trust Company, N.A. (the “Rights Agreement”), in any respect, other than as contemplated in the Agreement, or (vi) enter into any agreement to do any of the foregoing, in each case, without the prior written consent of the Icahn Parties, which consent shall not be unreasonably withheld, conditioned or delayed.

From the date of the Agreement until immediately following the 2008 Annual Meeting, the Icahn Parties have also agreed not to oppose or direct, directly or indirectly, any other shareholder to oppose the Incumbent Nominees for election at the 2007 Annual Meeting or 2008 Annual Meeting or nominate or direct, directly or indirectly, any other shareholder to nominate any person for election as director at the 2007 Annual Meeting or 2008 Annual Meeting other than the Company Nominees. However, the Icahn Parties shall not be required to comply with the agreements described in this paragraph in the event the Company is subject to a proxy contest by a third party seeking to replace the Icahn Nominees or that would have the effect, if successful, of decreasing below one-third, the percentage of the Icahn Nominees’ representation on the Board. In addition, the Icahn Parties have agreed to withdraw their slate of directors in the existing proxy contest with the Company in connection with the 2007 Annual Meeting.

Also, pursuant to the terms of the Agreement, the Company shall simultaneously with the execution of the Agreement, by action of the Board, amend the Company’s by-laws, in form and substance satisfactory to the Icahn Parties, to (i) provide that from the date of the 2007 Annual Meeting until immediately prior to the date of the 2009 Annual Meeting of Shareholders (the “2009 Annual Meeting”), the affirmative vote of 88.88% of the authorized number of directors shall be required to increase or decrease the size of the Board; (ii) establish the Icahn Nominating Committee, the Incumbent Nominating Committee and the Other Stockholders Nominating Committee (each as defined in the Agreement) and delegate to the Icahn Nominating Committee, the Incumbent Nominating Committee and the Other Stockholders Nominating Committee, respectively, the power and the authority to (A) fill any vacancies created in the Board and such committee resulting from the resignation or other cessation in service of any Icahn Nominee, any Continuing Incumbent Director (as defined in the Agreement), or any Other Stockholders Nominee, respectively, in each case, at any time and from time to time prior to the 2009 Annual Meeting, and (B) nominate for director any Icahn Nominee, Continuing Incumbent Director or Other Stockholders Nominee, respectively, in each case at the 2008 Annual Meeting; and (iii) provide that the foregoing provisions of the Company’s by-laws can only be amended by the Board and by the affirmative vote of 88.88% of the authorized number of directors.

Further, the Company and the Icahn Parties have agreed that the Company shall cause the 2007 Annual Meeting to be held on August 30, 2007. The Company agreed not to postpone or adjourn the 2007 Annual Meeting, or change the record date thereof, without the prior written consent of the Icahn Parties.

Finally, pursuant to the terms of the Agreement, the Company has agreed to raise the trigger under its limited duration Rights Agreement, as amended, from 15% to 25% (and to exclude therefrom securities, including convertible securities, purchased from the Company pursuant to any offering by WCI to all of its shareholders).

The Agreement may not be amended, modified, or terminated without the approval of both the Company and the Icahn Parties to the Agreement; provided, however, that the approval by a majority of the Board (which majority must include a majority of the Continuing Incumbent Directors) is required to approve any of the foregoing. The Agreement will terminate immediately before the 2009 Annual Meeting, or immediately following the 2007 Annual Meeting if the Icahn Nominees and the Other Stockholders Nominees are not elected to the Board or do not constitute two-thirds of the members of the Board.

The Company filed a complete copy of the Agreement with the SEC on August 20, 2007 as an exhibit to its Current Report on Form 8-K, and this summary is qualified in its entirety by the terms of the Agreement included therein.

Nominees

Proposal One as set forth in the Proxy Statement is hereby amended and restated to provide that the Board has nominated nine individuals to serve on the Board. Each of Jerry L. Starkey, F. Philip Handy, Lawrence

L. Landry, James F. McDonald, Thomas F. McWilliams, Kathleen M. Shanahan and Stewart Turley are not standing for re-election at the 2007 Annual Meeting. Mr. Starkey continues to serve as the Company’s President and Chief Executive Officer.

Unless otherwise specified, the enclosed proxy card will be voted FOR the nine nominees unanimously recommended by the Board of Directors. Each nominee has agreed to be named in this Supplement and to serve as director if elected. Management and the Board of Directors are not aware of any reasons which would cause any of the nominees not to be qualified to serve as directors. But, if prior to the 2007 Annual Meeting, if any one or more of (i) the Incumbent Nominees is unable or unwilling to serve as a director, the Agreement provides that the Company may nominate one or more substitute nominees, (ii) the Icahn Nominees is unable or unwilling to serve as a director, the Agreement provides that the Icahn Parties may nominate one or more substitute nominees, and (iii) Craig W. Thomas or Nick Graziano are unable or unwilling to serve as a director, the Agreement provides certain other large shareholders may nominate a substitute nominee, provided that such substitute nominee is approved by the Company and the Icahn Parties (such approval not to be unreasonably withheld or delayed) and if Jonathan R. Macey is unable or unwilling to serve, a substitute nominee selected by the mutual agreement of the Company and the Icahn Parties. Certain information concerning each nominee for election as a director at the 2007 Annual Meeting is set forth below.

Don E. Ackerman Director since 1995 Age 73	Mr. Ackerman currently serves as Chairman of the Board. Mr. Ackerman previously served as Chairman from July 24, 1995 through February 17, 2005, and was reappointed Chairman on November 4, 2005. From 1985 until the June 1999 merger of WCI Communities Limited Partnership and Florida Design Communities under the name WCI Communities, Inc., Mr. Ackerman also served as Chairman of the Board of Directors and Executive Vice President of WCI Communities Limited Partnership and as a Director of Florida Design Communities. Mr. Ackerman has served as the Chairman and Chief Executive Officer of Aston Care Systems, Inc. since April 2002, and is the Chief Executive Officer of Chandelle Ventures, Inc., a private investment company. He is also a director of Sun City Center Office Plaza, Inc. From 1967 until 1991, Mr. Ackerman was a partner at J.H. Whitney & Co., a venture capital firm.

Charles E. Cobb, Jr. Director since 2005 Age 70	Mr. Cobb was appointed Vice Chairman of the Board on December 13, 2006, and has been a director since September 2005. Mr. Cobb is the CEO and Senior Managing Director of Cobb Partners, Ltd., an investment firm with interests in real estate, international finance, resorts and tourism-related businesses. Mr. Cobb has overseen the development of many large-scale resort communities in the United States and abroad as the Chairman and/or CEO of several community development companies, including Arvida Corporation and Disney Development Company. In addition to WCI, Cobb previously served on the Board of Directors of several companies with significant real estate holdings including the Walt Disney Company, the Penn Central Corporation, and LNR Property Corporation. As either a board member or the CEO, Mr. Cobb has been involved with the purchase of over 20 companies. Mr. Cobb has also served as the United States Ambassador to Iceland during the administration of George H.W. Bush and as the Undersecretary of Commerce during the Reagan administration. He is member, and the past Chairman, of the Board of Trustees of the University of Miami, a former trustee of the Stanford Business School Trust Fund, and a former member of the Florida Governor’s Commission on Education.

Hilliard M. Eure, III Director since 2003 Age 71	Mr. Eure serves on the Board of Directors and the Nominating Committee of MarineMax, Inc., and also serves as Chair of its Audit Committee. Mr. Eure was a member of the Board of Directors, Audit Committee, and Chairman of the Board of WEDU, a public broadcasting station, from 1991 through 2001. Mr. Eure was the Managing Partner of the Tampa Bay Practice of KPMG (formerly Peat, Marwick, Mitchell & Co.) from July 1977 until June 1993 and an audit partner in Atlanta and Greensboro, NC from 1968 through 1976.

Carl C. Icahn Age 71	Mr. Icahn has served as chairman of the board and a director of Starfire Holding Corporation, a privately-held holding company, and chairman of the board and a director of various subsidiaries of Starfire, since 1984. Effective August 9, 2007, through his position as Chief Executive Officer of Icahn Capital Management LP, a wholly owned subsidiary of American Real Estate Partners, L.P., and certain related entities, Mr. Icahn’s principal occupation is managing private investment funds, including Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II L.P. and Icahn Partners Master Fund III L.P. Prior to August 9, 2007, Mr. Icahn conducted this occupation through his entities CCI Onshore Corp. and CCI Offshore Corp. Since February 2005, Mr. Icahn has served as a director of CCI Onshore Corp. and CCI Offshore Corp., which until August 9, 2007, were in the business of managing private investment funds, and from September 2004 to February 2005, Mr. Icahn served as the sole member of their predecessors, CCI Onshore LLC and CCI Offshore LLC, respectively. Mr. Icahn was also chairman of the board and president of Icahn & Co., Inc., a registered broker-dealer and a member of the National Association of Securities Dealers, from 1968 to 2005. Since 1994, Mr. Icahn has been the principal beneficial stockholder of American Railcar Industries, Inc., currently a publicly-traded company that is primarily engaged in the business of manufacturing covered hopper and tank railcars, and has served as chairman of the board and as a director of American Railcar Industries, Inc. since 1994. Since November 1990, Mr. Icahn has been chairman of the board of American Property Investors, Inc., the general partner of American Real Estate Partners, L.P., a public limited partnership controlled by Mr. Icahn that invests in real estate and holds various other interests, including the interests in its subsidiaries that are engaged in, among other things, the fund management business, the casino entertainment business (which is currently under a contract of sale) and the home textile business. From October 1998 through May 2004, Mr. Icahn was the president and a director of Stratosphere Corporation, which operates the Stratosphere Hotel and Casino. From September 29, 2000 to February 22, 2007, Mr. Icahn served as the chairman of the board of GB Holdings, Inc., which owned 41.7% of Atlantic Coast Holdings, Inc., which through its wholly-owned subsidiary, owned and operated The Sands casino in Atlantic City until November 16, 2006. Mr. Icahn has been chairman of the board and a director of XO Holdings, Inc. and its predecessor since January 2003. XO Holdings is a publicly traded telecommunications services provider controlled by Mr. Icahn. Mr. Icahn has served as a Director of Cadus Corporation, a publicly traded company engaged in the ownership and licensing of yeast-based drug discovery technologies since July 1993. In May 2005, Mr. Icahn became a director of Blockbuster Inc., a publicly traded provider of in-home movie rental and game entertainment. Since September 2006, Mr. Icahn has served as a director of ImClone Systems Incorporated, a publicly traded biopharmaceutical company, and in October 2006, Mr. Icahn was appointed Chairman of the Board of Directors of ImClone. Mr. Icahn received his B.A. from Princeton University.

Keith Meister Age 34	Mr. Meister, since March 2006, has served as Principal Executive Officer and Vice Chairman of the Board of American Property Investors, Inc. (“API”), the general partner of American Real Estate Partners, L.P. Mr. Meister served as President of API from August 2003 until July 2005 and as Chief Executive Officer of API from August 2003 until March 2006. American Real Estate Partners is a public limited partnership controlled by Mr. Icahn that invests in real estate and holds various other interests, including the interests in its subsidiaries that are engaged in, among other things, the fund management business, the casino entertainment business and the home textile business. Mr. Meister also serves as a director and/or officer of various direct and indirect subsidiaries of Icahn Enterprises. Mr. Meister is also a Managing Director of Icahn Partners LP, Icahn Partners Master Fund LP and Icahn Partners Master Fund II LP, which are private investment funds managed by subsidiaries of Icahn Enterprises. From March 2000 through 2001, Mr. Meister served as co-president of J Net Ventures, a venture capital fund that he co-founded, focused on investments in information technology and enterprise software businesses. From 1997 through 1999, Mr. Meister served as an investment professional at Northstar Capital Partners, an opportunistic real estate investment partnership. Prior to Northstar, Mr. Meister served as an investment analyst in the investment banking group at Lazard Freres. He also serves on the Boards of Directors of the following companies: XO Holdings, Inc., a telecommunications company that is majority-owned by various entities controlled by Mr. Icahn; American Railcar Industries, Inc., a company primarily engaged in the business of manufacturing covered hopper and tank railcars that is majority-owned by various entities controlled by Mr. Icahn; and BKF Capital Group, Inc., formerly an investment management firm, in which affiliates of Mr. Icahn are stockholders. Mr. Meister received an A.B. in government, cum laude, from Harvard College in 1995.

David Schechter Age 31	Mr. Schechter has, since September 2004, served as a Director and Senior Investment Analyst for Icahn Management LP, the entity through which Carl C. Icahn manages third party private investment funds, and from January 2004 to August 2004, Mr. Schechter served as an investment analyst with Icahn Associates Corp. and High River Limited Partnership, entities owned and controlled by Mr. Icahn that are primarily engaged in the business of holding and investing in securities. Prior to joining Mr. Icahn in January 2004, Mr. Schechter last served as vice president of global special situations at Citigroup, a unit responsible for making proprietary investments in distressed situations. Prior to joining global special situations in June 1999, Mr. Schechter was a financial analyst in the investment bank at Citigroup since July 1997. He was named to the board of WestPoint International, a manufacturer of bed and bath home fashion products affiliated with Mr. Icahn, in January 2007. Mr. Schechter received a B.S. in Economics, cum laude, from the Wharton School at the University of Pennsylvania in May 1997.

Craig W. Thomas Age 32	Mr. Thomas is a Portfolio Manager at S.A.C. Capital Advisors, LLC and has held this position since 2006. From January 2005 to April 2006, Mr. Thomas was employed as a Director of C.R. Intrinsic Investors, LLC, an affiliate of S.A.C. Capital Advisors, LLC. From July 2003 to January 2005, Mr. Thomas was employed by S.A.C. Capital Advisors, LLC as an Investment Analyst and from June 2002 to August 2002, Mr. Thomas was employed by Sigma Capital Management, an affiliate of S.A.C. Capital Advisors, LLC, as an Investment Analyst. Mr. Thomas currently serves as a director of Laureate Education, Inc.

Nick Graziano Age 35	Mr. Graziano is a Managing Director of Sandell Asset Management Corp., an investment manager, and has over 12 years of financial management experience. Mr. Graziano has been with Sandell since September 2006. From February 2004 to July 2006, Mr. Graziano was an investment analyst with the primary investment vehicle of Carl C. Icahn including Icahn Partners, a multi-billion dollar global hedge fund. From February 2002 to February 2004, Mr. Graziano was an analyst with March Partners LLC, a global event-driven hedge fund. From May 1999 to May 2000, and from September 2000 to October 2001, Mr. Graziano was employed as a Vice President in the Investment Banking Department of Thomas Weisel Partners, an investment bank. From 1995 to 1999, Mr. Graziano was employed by Salomon Smith Barney as an Associate in the Financial Sponsors Group. Mr. Graziano earned a BA in Economics from Duke University in 1994 and an MBA in Finance from Duke University in 1995. Mr. Graziano currently serves on the board of directors of InfoSpace, Inc. and previously served on the board of directors of WestPoint International, Inc. and HowStuffWorks, Inc.

Jonathan R. Macey Age 52	Mr. Macey has, since 2004, been the Sam Harris Professor of Corporate Law, Corporate Finance and Securities Law at the Yale Law School, and Professor in the Yale School of Management. Professor Macey is currently a member of the Legal Advisory Committee to the Board of Directors of the New York Stock Exchange. Professor Macey is currently Chairman of the Yale University Advisory Committee on Investor Responsibility, which develops recommendations for presentation to the Yale Corporation concerning the voting of Yale’s stock at annual corporate meetings. Professor Macey was also the President of the non-profit Yale Law Journal Corporation until June 2007. From 1990 to 2004, Professor Macey was the J. DuPratt White Professor of Law at Cornell Law School, and from 2002 to 2004, Professor of Law & Business Administration at the Johnson Graduate School of Business at Cornell University. Professor Macey has also been a Visiting Professor at a number of law schools, including, the Stockholm School of Economics, the University of Chicago, the University of Tokyo and the University of Virginia. From 1982 to 1983, Professor Macey was law clerk to the Honorable Henry J. Friendly, United States Court of Appeals, Second Circuit. From 1998 to 1999, Professor Macey was a director of Telxon Corporation, a designer, manufacturer, integrator and marketer of wireless and portable tele-transaction computers and systems. For ten years, Professor Macey served as Reporter for the American Bar Association’s Committee on Corporate Laws’ Model Business Corporation Act Revision Project, the principal professional body concerned with reforming and improving the statutes that govern corporate entities. In 1977, Professor Macey received a Bachelor of Arts degree in Economics, cum laude, from Harvard College, and in 1982, a Juris Doctor degree from the Yale Law School. In 1996, Professor Macey received a Ph.D. (Law) (honoris causa) from the Stockholm School of Economics.

The vote of a plurality of the voting power present in person or represented by proxy and entitled to vote at the 2007 Annual Meeting will be required for the election of each of the nominees to the Board of Directors.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT WCI SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ABOVE

Voting of Proxies

If you wish to vote for all nine of the nominees for election as a director at the 2007 Annual Meeting, you must do so by voting on the BLUE proxy card enclosed within this Supplement. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the 2007 Annual Meeting is required to elect directors.

Shares of common stock represented by properly executed proxy cards received by the Company (either electronically, by phone, or via mail) in time for the 2007 Annual Meeting will be voted in accordance with the choices specified in the proxies. Unless contrary instructions are indicated on a BLUE proxy card, the shares of common stock represented by such proxy will be voted FOR the election as directors of the nominees named in this Supplement and FOR the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2007. If any other matters are properly presented at the 2007 Annual Meeting for consideration, the persons named as proxies in the enclosed BLUE proxy card will have the discretion to vote on those matters for you.

The BLUE proxy card enclosed with this Supplement differs from the white or gold proxy cards previously furnished to you with the Proxy Statement or the proxy statement sent to you by the Icahn Parties. If you wish to vote on any of the proposals at the 2007 Annual Meeting, you must do so by voting on the BLUE proxy card enclosed within this Supplement or by voting electronically or by phone by following the instructions in the enclosed BLUE proxy card. Shareholders are urged to sign, date and mail the enclosed BLUE proxy card promptly. Alternatively, you may also grant a proxy electronically or by telephone, as set forth on the enclosed BLUE proxy card.

The enclosed BLUE proxy card is being delivered to shareholders of the Company along with this Supplement. ALL SHAREHOLDERS, REGARDLESS OF WHETHER THEY HAVE PREVIOUSLY SUBMITTED A PROXY, ARE URGED TO RETURN THE ENCLOSED BLUE PROXY CARD. ANY PREVIOUS PROXY WHICH YOU HAVE SUBMITTED (OTHER THAN THE BLUE PROXY CARD ENCLOSED HERE) WILL NOT BE VOTED AT THE ANNUAL MEETING. ACCORDINGLY, THERE IS NO NEED TO REVOKE ANY PREVIOUSLY SUBMITTED WHITE OR GOLD PROXY CARD BECAUSE SUCH PROXIES WILL NOT BE SUBMITTED AT THE ANNUAL MEETING. IN ADDITION, VOTES THAT YOU MAY HAVE PREVIOUSLY AUTHORIZED TO BE CAST ON YOUR BEHALF BY TELEPHONE OR THE INTERNET WILL NOT BE CAST.

For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the 2007 Annual Meeting, by attending the meeting and voting in person. The election of directors will now be considered a routine matter under the New York Stock Exchange rules.

Management and the Board of Directors of the Company currently know of no other matters to be brought before the Annual Meeting. If other matters are properly presented to the shareholders for action at the Annual Meeting and any adjournments or postponements thereof, it is the intention of the proxy holders named in the proxy to vote in their discretion on all matters on which the shares of common stock represented by such proxy are entitled to vote.

BY THE ORDER OF THE BOARD OF DIRECTORS,

/s/    Vivien N. Hastings

Vivien N. Hastings

Senior Vice President, Secretary and General Counsel

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

Ú TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED Ú

BLUE PROXY

WCI COMMUNITIES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS—August 30, 2007

10:00 a.m. (Eastern Daylight Time)

Hyatt Regency Coconut Point

5001 Coconut Road, Bonita Springs, Florida

The undersigned hereby appoints Vivien N. Hastings, Senior Vice President, Secretary and General Counsel, or in her absence James D. Cullen, Vice President and Deputy General Counsel, or in his absence James P. Dietz, Executive Vice President and Chief Financial Officer, or any one of them, as proxies or proxy for the undersigned, each with full power of substitution and re-substitution, to attend the 2007 Annual Meeting of Shareholders and any adjournments or postponements thereof (the “Meeting”) and to vote as designated below, all the shares of common stock of WCI Communities, Inc. held of record by the undersigned on April 30, 2007. In their discretion, the proxies are hereby authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The shares represented by this proxy will be voted as directed by the shareholder. If no specification is made, the shares will be voted FOR all the nominees included in proposal 1 and FOR proposal 2.

WCI COMMUNITIES, INC.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of WCI Communities, Inc.

common stock for the upcoming Annual Meeting of Shareholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone—Call toll-free from the U.S. or Canada at 1-866-888-4068, on a touch-tone telephone. If outside the U.S. or Canada, call 1-215-521-1342. Please follow the simple instructions provided. You will be required to provide the unique control number indicated below.

OR

2.	Vote by Internet—Please access https://www.proxyvotenow.com/wci, and follow the simple instructions provided. Please note you must type an “s” after http. You will be required to provide the unique control number indicated below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.

OR

3.	Vote by Mail—If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: WCI Communities, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

Ú TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED Ú

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF THE DIRECTOR NOMINEES

1. ELECTION OF DIRECTORS	FOR all nine nominees unless otherwise indicated ☐	WITHHOLD AUTHORITY to vote for all nominees ☐

NOMINEES:
01 Don E. Ackerman, 02 Charles E. Cobb, Jr.
03 Hilliard M. Eure, III, 04 Carl C. Icahn
05 Keith Meister, 06 David Schechter
07 Craig Thomas, 08 Nick Graziano
09 Jonathan R. Macey

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

2.	RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED ACCOUNTING FIRM FOR 2007

☐ FOR        ☐ AGAINST        ☐ ABSTAIN

3.	THE PROXIES ARE ALSO AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Date: , 2007
Signature(s):

Title(s):

NOTE: Please sign exactly as your name appears on this proxy. Joint owners should each sign individually. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies should be signed by an authorized officer.